Exhibit 99.1

Exhibit 99.1
PRESSLER PETROLEUM  CONSULTANTS, INC.
500  DALLAS,  SUITE  2920
HOUSTON,  TEXAS  77002

TELEPHONE	FACSIMILE
713-659-8300	713-659-6909

February 15, 2011

Mr. Stephen C. Larkin, CFO
Bayou City Exploration, Inc.
632 Adams Street, Suite 700
Bowling Green, Ky.  42101

RE:	Bayou City Exploration, Inc. Evaluation of Proved Oil and Gas Assets As of December 31, 2010

Dear Mr. Larkin:

Pursuant to your request,  Pressler  Petroleum  Consultants,  Inc.  (Pressler)  has estimated  proved reserves and prepared a projection of future production and cash flow attributable to certain oil and gas interests owned by Bayou City Exploration, Inc. (Bayou City).  This evaluation was authorized by Mr. Stephen C. Larkin of Bayou City. Projections of the reserves and cash flow to the evaluated interests were based on applicable economic parameters and operating conditions pursuant to the financial  reporting  requirements  of  the  Securities  and  Exchange  Commission  (SEC).  It  is  the understanding of Pressler that the purpose of this evaluation is for year end financial reporting.

The properties evaluated are located in the Gulf Coast Area of South Texas.  As of December 31, 2010 the properties consist of interests in a total of 5 active oil and gas wells, 4 producing and 1 shut in.  All  properties  were  evaluated  by  Pressler  along  with  their  associated  total  proved  net reserves  and  values  effective  December  31,  2010.  It is  the  understanding  of  Pressler  that  the reserves contained herein represent 100% of Bayou City’s reserves as of the effective date of this report.

Oil  and  gas  reserves  were  evaluated  for  the  proved  developed  producing  (PDP)  and  proved developed nonproducing (PDNP). The summary classification of total proved reserves combines all of the above categories.

All  data  utilized  in  the  preparation  of  this  report  with  respect  to  interests,  oil  and  gas  prices, operating expenses, investments and current operating conditions were provided by Bayou City.

Bayou City Exploration, Inc.

February 15, 2011

Data obtained after the effective date of the report, but prior to the completion of the report, were used and the data was applied consistently. The reserves category assignments reflect the status of the wells as of the effective date. All production data were provided by Bayou City. It should be emphasized that revisions to the projection of reserves and economics included in this report may be required if the provided data are revised for any reason. No inspection of the properties was made as this was not considered to be within the scope of this evaluation.

Oil reserves are expressed in United States (U.S.) barrels of 42 U.S. gallons. Gas volumes are expressed in thousands of standard cubic feet (Mcf) at the official temperature and pressure base of the areas in which the gas reserves are located.

The  ownership  interests  and  property  identification  were  accepted  as  provided  by  Bayou  City and incorporated into our analysis.  We were provided with updated Lease Operating Statements and Check Stubs with which we calculated price differentials and operating costs. Additionally, we  obtained  performance  information  from  Bayou  City  and  Coastal  Plains  Exploration,  the operator of the subject properties. We projected the future production performance for each well using  the  provided  production  data,  as  well  as  the  provided  accounting  data  and  ownership interests  to  generate  future  net  reserves  and  cashflows.  The results  of  these  calculations  are summarized below:

Estimated Oil and Gas Reserves and Future Net Revenue
As of December 31, 2010
Net to Bayou City Exploration, Inc.:

			Future Net revenue, $
Reserve Category	Oil (Bbls)	Gas (MCF)	Undiscounted	Present Worth at 10%

Proved Producing (PDP)	760	2,470	32,458	31,507

Non Producing (PDNP-BP)	0	4,319	11,536	10,104

Total Proved	760	6,789	43,994	41,611

Included in this report is a one-line summary, and individual well estimated production and cash flow projections.

As specified by the SEC regulations, when calculating economic producibility, the base product price must be the 12-month average price, calculated as the un-weighted arithmetic average of the first-day-of-the-month price for each month within the prior 12-month period. The benchmark base prices used for this evaluation were $79.43 per barrel of oil for West Texas Intermediate oil at Cushing, OK., and $4.38 per Million British thermal units (MMBtu) for natural gas at Henry Hub, La. The oil and gas prices were adjusted on each well based on deductions such as quality, energy content, and basis differential, as appropriate. Prices for oil and natural gas were held constant throughout the remaining life of the properties.

Bayou City Exploration, Inc.

February 15, 2011

No attempt has been made to account for oil and gas price fluctuations that have occurred in the market subsequent to the effective date of this report. It should be emphasized that with current economic   uncertainties,   fluctuations   in   market   conditions   could   significantly   change   the economics in this report.

Operating expenses were provided by Bayou City. The evaluation utilized up to twelve months of  operating  expense  records  depending  upon  when  the  wells  were  completed.  Detailed  joint interest  billing  statements  were  provided  and  reviewed.  For  new  and  developing  properties where data were unavailable, operating expenses were estimated based on analogy with similar properties.  Operating  costs  were  held  constant  for  the  life  of  the  properties.  Standard  state severance taxes have been deducted as appropriate.

This report includes only cost and revenues which were provided by Bayou City that are directly attributable  to  the  individual  leases  and  areas.  All  capital  costs,  workover  costs,  or  operating costs  have  been  deducted  as  applicable.  These  costs  were  supplied  by  Bayou  City.  No adjustments were made to account for the potential effect of inflation on these costs.

The  wells  evaluated  herein,  in  which  Bayou  City  owns  an  interest,  may  be  subject  to  various levels  of  governmental  controls and regulations.  These controls and  regulations may include matters relating to land tenure,   drilling,   production   practices,   environmental   protection, marketing and pricing policies, and various taxes and are subject to change from time to time. Such changes in governmental regulations and policies may cause volumes of reserves actually recovered  and  amounts  of  income  actually  received  to  differ  significantly  from  the  estimated quantities in this report.

No  consideration  was  given  in  this  report  to  potential  environmental  liabilities  that  may  exist concerning the properties evaluated. There are no costs included in this evaluation for potential liability  for  restoration  and  to  clean  up  damages,  if  any,  caused  by  past  or  future  operating practices.

The estimates of reserves obtained in this report were determined by accepted industry methods and in accordance with the attached Definitions of Oil and Gas Reserves. Methods utilized in this report  include  extrapolation  of  historical  production  trends  and  analogy  to  similar  producing properties. Pressler  believes  the  assumptions,  data,  methods  and  procedures  utilized  in  this report are appropriate for the purpose served by this report, and that it utilized all methods and procedures it considered necessary to prepare this report.

There  are  significant  uncertainties  in  estimating  reserves,  future  rates  of  production,  and  the timing  and  amount  of  future  costs.  Oil  and  gas  reserves  estimates  must  be  recognized  as  a subjective process that cannot be measured in an exact way and estimates of others may differ materially from those of Pressler. Production data subsequent to the date of these estimates may warrant revisions of such estimates. Accordingly, reserves estimates are often different from the quantities of oil and gas that are ultimately recovered.

Pressler  is  an  independent  petroleum  consulting  firm  founded  in  1985  and  does  not  own  any interests  in  the  oil  and  gas  properties  covered  by  this  report  or  this  evaluation.  No  employee, officer,  or  director  of  Pressler  is  an  employee,  officer,  or  director  of  Bayou  City.  Neither  the employment of nor the compensation received by Pressler is contingent upon the values assigned to the properties covered by the report or this evaluation.

Bayou City Exploration, Inc.

February 15, 2011

This report should be considered in its entirety and should not be used for any purpose other than that outlined herein without the express written consent of an officer of Pressler.

The professional qualifications of the petroleum consultants responsible for the evalation of the reserves and economics information contained in this report meet the standards of Resedrves Estimator as defined in the  "Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information" as promulgated by the Society of Petroleum Engineers.

Thank you for the opportunity to prepare this evaluation.  Should you have any questions concerning the report, please do not hesitate to contact us.

Yours truly, PRESSLER PETROLEUM CONSULTANTS, INC. Firm #7507 By: /s/ Daniel L. Wilson, P.E. Daniel L. Wilson, P.E. TBPE #63809

Professional Qualifications

Daniel L. Wilson, P.E.

I,  Daniel  L.  Wilson,  am  the  primary  technical person  responsible  for  the  resulting  estimate  of reserves  and  associated  cash  flow  and  economics  presented  herein  on  behalf  of  Pressler Petroleum  Consultants,  Inc.  (Pressler)  to  Bayou  City  Exploration,  Inc.  I  have  a  Bachelor  of Science degree in Petroleum Engineering from The University of Texas, Austin.

I am a qualified Reserves Estimator as set forth in the “Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information” promulgated by the Society of Petroleum Engineers.  This  qualification  is  based  on  more  than  34  years  of  practical  experience  in  the estimation and evaluation of petroleum reserves, as well as continuing education concerning the estimating and auditing of oil and gas reserves.

I am a registered Professional Engineer in the state of Texas (TBPE # 63809), and am a member of  The  Society  of  Petroleum  Engineers  (SPE)  and  The  Society  of  Petroleum  Evaluation Engineers (SPEE).

ESTIMATED RESERVES AND
FUTURE NET REVENUES As of
January 1, 2011

NET TO
BAYOU CITY EXPLORATION, INC.

SEC PRICING

Pressler Petroleum Consultants, Inc.

R es Cat /Lease Name	Gross MBO	Gross Gas MMCF	Net Oil MBO	Net Gas MMCF	Net Revenue $M	Operating Expense $M	Total Invest. $M	BFIT Net Income $M	Disc 10% Net Oil Income $M
RSV-CATI = 1PDP
CHA PMAN 75- 1	0.0 00	37.9 24	0.000	2 .215	9.167	1 .91 6	0.00 0	6.30 9	6.153
G ARCITA S CREEK U NIT # 1	8.7 10	0.000	0.606	0 .000	4 6.28 1	27.730	0.00 0	15.097	14 .346
ROO KE #1	0.0 00	0.000	0.000	0 .000	0.000	0 .00 0	0.00 0	0.00 0	0.000
ROO KE #2	1.9 84	1.841	0.138	0 .128	1 1.00 8	0 .47 2	0.00 0	9.69 8	9.660
ROO KE B-1	0.2 32	1.836	0.016	0 .127	1.809	0 .30 4	0.00 0	1.35 4	1.348
Subtotal PDP:	10.926	41.6 01	0.760	2 .470	6 8.26 5	30.422	0.00 0	32.458	31 .507

R SV _CA T1 = 2PD NP
CHA PMAN 75- 1 ( 3100 ' SAND -BP)	0.0 00	73.9 53	0.000	4 .319	1 7.87 6	4 .02 4	0.48 0	11.536	10 .104
Subtotal P DNP :	0.0 00	73.9 53	0.000	4 .319	1 7.87 6	4 .02 4	0.48 0	11.536	10 .104

Grand Total All Reserves:	10.926	115.554	0.760	6 .789	8 6.14 1	34.446	0.48 0	43.994	41 .611

BAYOU CITY EXPLORATION, INC.
SOUTH TEXAS PROJECT
TOTAL ALL RESERVES

DATE : 01/09/2011
TIME : 16:00:42
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2011

--END-- MO!YEAR !!!!!!!	GROSS OIL PRODUCTION !!!MBBLS!!!	GROSS GAS PRODUCTION !!!!MMCF!!!	NET OIL PRODUCTION !!!MBBLS!!!	NET GAS PRODUCTION !!!!MMCF!!!	NET OIL PRICE !!!$/BBL!!!	NET GAS PRICE !!!$/MCF!!!	NET OIL SALES !!!!!M$!!!!	NET GAS SALES !!!!!M$!!!!	TOTAL NET SALES !!!!!M$!!!!
12!2011	8.032	50.235	0.559	2.974	76.231	4.168	42.579	12.397	54.976
12!2012	2.894	53.989	0.201	3.153	76.332	4.139	15.377	13.050	28.427
12!2013	0.000	11.330	0.000	0.662	0.000	4.139	0.000	2.739	2.739
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	10.926	115.554	0.760	6.789	76.258	4.152	57.955	28.186	86.141
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	10.926	115.554	0.760	6.789	76.258	4.152	57.955	28.186	86.141

!!END!! MO!YEAR !!!!!!!	AD VALOREM TAX !!!!!M$!!!!	PRODUCTION TAX !!!!!M$!!!!	DIRECT OPER EXPENSE !!!!!M$!!!!	INTEREST PAID !!!!!M$!!!!	CAPITAL REPAYMENT !!!!!M$!!!!	EQUITY INVESTMENT !!!!!M$!!!!	FUTURE NET CASHFLOW !!!!!M$!!!!	CUMULATIVE CASHFLOW !!!!!M$!!!!	CUM. DISC. CASHFLOW !!!!!M$!!!!
12!2011	1.563	2.888	18.730	0.000	0.000	0.480	31.314	31.314	30.515
12!2012	0.802	1.686	14.184	0.000	0.000	0.000	11.755	43.069	40.862
12!2013	0.076	0.205	1.533	0.000	0.000	0.000	0.924	43.994	41.611
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	2.441	4.780	34.447	0.000	0.000	0.480	43.994	43.994	41.611
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	43.994	41.611
TOTAL	2.441	4.780	34.447	0.000	0.000	0.480	43.994	43.994	41.611

	OIL !!!!!!!!!	GAS !!!!!!!!!			P.W. % !!!!!!	P.W., M$!!!!!!!!
GROSS WELLS	1.0	5.0	LIFE, YRS.	2.67	5.00	42.741
GROSS ULT., MB & MMF	23.797	482.631	DISCOUNT %	10.00	8.00	42.049
GROSS CUM., MB & MMF	12.871	367.077	UNDISCOUNTED PAYOUT, YRS.	0.02	9.00	41.828
GROSS RES., MB & MMF	10.926	115.554	DISCOUNTED PAYOUT, YRS.	0.01	10.00	41.611
NET RES., MB & MMF	0.760	6.789	UNDISCOUNTED NET/INVEST.	92.65	12.00	41.190
NET REVENUE, M$	57.955	28.186	DISCOUNTED NET/INVEST.	94.86	15.00	40.588
INITIAL PRICE, $	76.052	4.225	RATE!OF!RETURN, PCT.	100.00	20.00	39.655
INITIAL N.I., PCT.	6.958	6.023	INITIAL W.I., PCT.	9.137	30.00	38.020
					50.00	35.435
					100.00	31.287

CHAPMAN 75!1
MIOCENE CONS.
RESERVE CATEGORY = PDP

DATE : 01/09/2011
TIME : 16:00:41
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2011

!!END!! MO!YEAR !!!!!!!	GROSS OIL PRODUCTION !!!MBBLS!!!	GROSS GAS PRODUCTION !!!!MMCF!!!	NET OIL PRODUCTION !!!MBBLS!!!	NET GAS PRODUCTION !!!!MMCF!!!	NET OIL PRICE !!!$/BBL!!!	NET GAS PRICE !!!$/MCF!!!	NET OIL SALES !!!!!M$!!!!	NET GAS SALES !!!!!M$!!!!	TOTAL NET SALES !!!!!M$!!!!
12!2011	0.000	37.924	0.000	2.215	0.000	4.139	0.000	9.167	9.167
12!2012									
12!2013									
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	0.000	37.924	0.000	2.215	0.000	4.139	0.000	9.167	9.167
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.000	37.924	0.000	2.215	0.000	4.139	0.000	9.167	9.167

!!END!! MO!YEAR !!!!!!!	AD VALOREM TAX !!!!!M$!!!!	PRODUCTION TAX !!!!!M$!!!!	DIRECT OPER EXPENSE !!!!!M$!!!!	INTEREST PAID !!!!!M$!!!!	CAPITAL REPAYMENT !!!!!M$!!!!	EQUITY INVESTMENT !!!!!M$!!!!	FUTURE NET CASHFLOW !!!!!M$!!!!	CUMULATIVE CASHFLOW !!!!!M$!!!!	CUM. DISC. CASHFLOW !!!!!M$!!!!
12!2011	0.254	0.688	1.916	0.000	0.000	0.000	6.309	6.309	6.153
12!2012									
12!2013									
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	0.254	0.688	1.916	0.000	0.000	0.000	6.309	6.309	6.153
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	6.309	6.153
TOTAL	0.254	0.688	1.916	0.000	0.000	0.000	6.309	6.309	6.153

	OIL !!!!!!!!!	GAS !!!!!!!!!			P.W. % !!!!!!	P.W., M$!!!!!!!!
GROSS WELLS	0.0	1.0	LIFE, YRS.	0.83	5.00	6.229
GROSS ULT., MB & MMF	0.000	155.486	DISCOUNT %	10.00	8.00	6.183
GROSS CUM., MB & MMF	0.000	117.562	UNDISCOUNTED PAYOUT, YRS.	0.00	9.00	6.168
GROSS RES., MB & MMF	0.000	37.924	DISCOUNTED PAYOUT, YRS.	0.00	10.00	6.153
NET RES., MB & MMF	0.000	2.215	UNDISCOUNTED NET/INVEST.	0.00	12.00	6.124
NET REVENUE, M$	0.000	9.167	DISCOUNTED NET/INVEST.	0.00	15.00	6.082
INITIAL PRICE, $	0.000	4.139	RATE!OF!RETURN, PCT.	100.00	20.00	6.016
INITIAL N.I., PCT.	0.000	5.840	INITIAL W.I., PCT.	8.000	30.00	5.894
					50.00	5.686
					100.00	5.302

GARCITAS CREEK UNIT 1
7200
RESERVE CATEGORY = PDP

DATE : 01/09/2011
TIME : 16:00:41
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2011

!!END!! MO!YEAR !!!!!!!	GROSS OIL PRODUCTION !!MBBLS!!!	GROSS GAS PRODUCTION !!!!MMCF!!!	NET OIL PRODUCTION !!MBBLS!!!	NET GAS PRODUCTION !!!!MMCF!!!	NET OIL PRICE !!!$/BBL!!!	NET GAS PRICE !!!$/MCF!!!	NET OIL SALES !!!!!M$!!!!	NET GAS SALES !!!!!M$!!!!	TOTAL NET SALES !!!!!M$!!!!
12!2011	5.816	0.000	0.405	0.000	76.332	0.000	30.904	0.000	30.904
12!2012	2.894	0.000	0.201	0.000	76.332	0.000	15.377	0.000	15.377
12!2013									
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	8.710	0.000	0.606	0.000	76.332	0.000	46.281	0.000	46.281
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	8.710	0.000	0.606	0.000	76.332	0.000	46.281	0.000	46.281

!!END!! MO!YEAR !!!!!!!	AD VALOREM TAX !!!!!M$!!!!	PRODUCTION TAX !!!!!M$!!!!	DIRECT OPER EXPENSE !!!!!M$!!!!	INTEREST PAID !!!!!M$!!!!	CAPITAL REPAYMENT !!!!!M$!!!!	EQUITY INVESTMENT !!!!!M$!!!!	FUTURE NET CASHFLOW !!!!!M$!!!!	CUMULATIVE CASHFLOW !!!!!M$!!!!	CUM. DISC. CASHFLOW !!!!!M$!!!!
12!2011	0.884	1.422	15.846	0.000	0.000	0.000	12.752	12.752	12.263
12!2012	0.440	0.707	11.884	0.000	0.000	0.000	2.345	15.097	14.346
12!2013									
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	1.325	2.129	27.730	0.000	0.000	0.000	15.097	15.097	14.346
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	15.097	14.346
TOTAL	1.325	2.129	27.730	0.000	0.000	0.000	15.097	15.097	14.346

	OIL !!!!!!!!!	GAS !!!!!!!!!			P.W. % !!!!!!	P.W., M$!!!!!!!!
GROSS WELLS	1.0	0.0	LIFE, YRS.	1.75	5.00	14.705
GROSS ULT., MB & MMF	13.249	0.000	DISCOUNT %	10.00	8.00	14.486
GROSS CUM., MB & MMF	4.539	0.000	UNDISCOUNTED PAYOUT, YRS.	0.00	9.00	14.415
GROSS RES., MB & MMF	8.710	0.000	DISCOUNTED PAYOUT, YRS.	0.00	10.00	14.346
NET RES., MB & MMF	0.606	0.000	UNDISCOUNTED NET/INVEST.	0.00	12.00	14.210
NET REVENUE, M$	46.281	0.000	DISCOUNTED NET/INVEST.	0.00	15.00	14.015
INITIAL PRICE, $	76.332	0.000	RATE!OF!RETURN, PCT.	100.00	20.00	13.710
INITIAL N.I., PCT.	6.961	0.000	INITIAL W.I., PCT.	9.500	30.00	13.163
					50.00	12.267
					100.00	10.740

ROOKE 1
FIRST SINTON
RESERVE CATEGORY = PDP

DATE : 01/09/2011
TIME : 16:00:41
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2011

!!END!! MO!YEAR !!!!!!!	GROSS OIL PRODUCTION !!!MBBLS!!!	GROSS GAS PRODUCTION !!!!MMCF!!!	NET OIL PRODUCTION !!!MBBLS!!!	NET GAS PRODUCTION !!!!MMCF!!!	NET OIL PRICE !!!$/BBL!!!	NET GAS PRICE !!!$/MCF!!!	NET OIL SALES !!!!!M$!!!!	NET GAS SALES !!!!!M$!!!!	TOTAL NET SALES !!!!!M$!!!!
12!2011									
12!2012									
12!2013									
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

!!END!! MO!YEAR !!!!!!!	AD VALOREM TAX !!!!!M$!!!!	PRODUCTION TAX !!!!!M$!!!!	DIRECT OPER EXPENSE !!!!!M$!!!!	INTEREST PAID !!!!!M$!!!!	CAPITAL REPAYMENT !!!!!M$!!!!	EQUITY INVESTMENT !!!!!M$!!!!	FUTURE NET CASHFLOW !!!!!M$!!!!	CUMULATIVE CASHFLOW !!!!!M$!!!!	CUM. DISC. CASHFLOW !!!!!M$!!!!
12!2011									
12!2012									
12!2013									
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

	OIL !!!!!!!!!	GAS !!!!!!!!!			P.W. % !!!!!!	P.W., M$!!!!!!!!
GROSS WELLS	0.0	1.0	LIFE, YRS.	0.00	5.00	0.000
GROSS ULT., MB & MMF	0.098	69.872	DISCOUNT %	10.00	8.00	0.000
GROSS CUM., MB & MMF	0.098	69.872	UNDISCOUNTED PAYOUT, YRS.	0.00	9.00	0.000
GROSS RES., MB & MMF	0.000	0.000	DISCOUNTED PAYOUT, YRS.	0.00	10.00	0.000
NET RES., MB & MMF	0.000	0.000	UNDISCOUNTED NET/INVEST.	0.00	12.00	0.000
NET REVENUE, M$	0.000	0.000	DISCOUNTED NET/INVEST.	0.00	15.00	0.000
INITIAL PRICE, $	76.332	4.485	RATE!OF!RETURN, PCT.	0.00	20.00	0.000
INITIAL N.I., PCT.	6.935	6.935	INITIAL W.I., PCT.	9.500	30.00	0.000
					50.00	0.000
					100.00	0.000

ROOKE 2
5800
RESERVE CATEGORY = PDP

DATE : 01/09/2011
TIME : 16:00:41
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2011

!!END!! MO!YEAR !!!!!!!	GROSS OIL PRODUCTION !!!MBBLS!!!	GROSS GAS PRODUCTION !!!!MMCF!!!	NET OIL PRODUCTION !!!MBBLS!!!	NET GAS PRODUCTION !!!!MMCF!!!	NET OIL PRICE !!!$/BBL!!!	NET GAS PRICE !!!$/MCF!!!	NET OIL SALES !!!!!M$!!!!	NET GAS SALES !!!!!M$!!!!	TOTAL NET SALES !!!!!M$!!!!
12!2011	1.984	1.841	0.138	0.128	75.856	4.468	10.437	0.570	11.008
12!2012									
12!2013									
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	1.984	1.841	0.138	0.128	75.856	4.468	10.437	0.570	11.008
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	1.984	1.841	0.138	0.128	75.856	4.468	10.437	0.570	11.008

!!END!! MO!YEAR !!!!!!!	AD VALOREM TAX !!!!!M$!!!!	PRODUCTION TAX !!!!!M$!!!!	DIRECT OPER EXPENSE !!!!!M$!!!!	INTEREST PAID !!!!!M$!!!!	CAPITAL REPAYMENT !!!!!M$!!!!	EQUITY INVESTMENT !!!!!M$!!!!	FUTURE NET CASHFLOW !!!!!M$!!!!	CUMULATIVE CASHFLOW !!!!!M$!!!!	CUM. DISC. CASHFLOW !!!!!M$!!!!
12!2011	0.315	0.523	0.472	0.000	0.000	0.000	9.698	9.698	9.660
12!2012									
12!2013									
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	0.315	0.523	0.472	0.000	0.000	0.000	9.698	9.698	9.660
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	9.698	9.660
TOTAL	0.315	0.523	0.472	0.000	0.000	0.000	9.698	9.698	9.660

	OIL !!!!!!!!!	GAS !!!!!!!!!			P.W. % !!!!!!	P.W., M$!!!!!!!!
GROSS WELLS	0.0	1.0	LIFE, YRS.	0.08	5.00	9.678
GROSS ULT., MB & MMF	7.432	64.814	DISCOUNT %	10.00	8.00	9.667
GROSS CUM., MB & MMF	5.448	62.973	UNDISCOUNTED PAYOUT, YRS.	0.00	9.00	9.663
GROSS RES., MB & MMF	1.984	1.841	DISCOUNTED PAYOUT, YRS.	0.00	10.00	9.660
NET RES., MB & MMF	0.138	0.128	UNDISCOUNTED NET/INVEST.	0.00	12.00	9.652
NET REVENUE, M$	10.437	0.570	DISCOUNTED NET/INVEST.	0.00	15.00	9.642
INITIAL PRICE, $	75.856	4.468	RATE!OF!RETURN, PCT.	100.00	20.00	9.625
INITIAL N.I., PCT.	6.935	6.935	INITIAL W.I., PCT.	9.500	30.00	9.593
					50.00	9.535
					100.00	9.422

ROOKE B 1
BASAL FRIO UPPER & 3RD SINTON
RESERVE CATEGORY = PDP

DATE : 01/09/2011
TIME : 16:00:41
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2011

!!END!! MO!YEAR !!!!!!!	GROSS OIL PRODUCTION !!!MBBLS!!!	GROSS GAS PRODUCTION !!!!MMCF!!!	NET OIL PRODUCTION !!!MBBLS!!!	NET GAS PRODUCTION !!!!MMCF!!!	NET OIL PRICE !!!$/BBL!!!	NET GAS PRICE !!!$/MCF!!!	NET OIL SALES !!!!!M$!!!!	NET GAS SALES !!!!!M$!!!!	TOTAL NET SALES !!!!!M$!!!!
12!2011	0.232	1.836	0.016	0.127	76.888	4.494	1.237	0.572	1.809
12!2012									
12!2013									
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	0.232	1.836	0.016	0.127	76.888	4.494	1.237	0.572	1.809
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.232	1.836	0.016	0.127	76.888	4.494	1.237	0.572	1.809

!!END!! MO!YEAR !!!!!!!	AD VALOREM TAX !!!!!M$!!!!	PRODUCTION TAX !!!!!M$!!!!	DIRECT OPER EXPENSE !!!!!M$!!!!	INTEREST PAID !!!!!M$!!!!	CAPITAL REPAYMENT !!!!!M$!!!!	EQUITY INVESTMENT !!!!!M$!!!!	FUTURE NET CASHFLOW !!!!!M$!!!!	CUMULATIVE CASHFLOW !!!!!M$!!!!	CUM. DISC. CASHFLOW !!!!!M$!!!!
12!2011	0.051	0.100	0.304	0.000	0.000	0.000	1.354	1.354	1.348
12!2012									
12!2013									
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	0.051	0.100	0.304	0.000	0.000	0.000	1.354	1.354	1.348
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	1.354	1.348
TOTAL	0.051	0.100	0.304	0.000	0.000	0.000	1.354	1.354	1.348

	OIL !!!!!!!!!	GAS !!!!!!!!!			P.W. % !!!!!!	P.W., M$!!!!!!!!
GROSS WELLS	0.0	1.0	LIFE, YRS.	0.08	5.00	1.351
GROSS ULT., MB & MMF	3.019	118.506	DISCOUNT %	10.00	8.00	1.349
GROSS CUM., MB & MMF	2.787	116.670	UNDISCOUNTED PAYOUT, YRS.	0.00	9.00	1.349
GROSS RES., MB & MMF	0.232	1.836	DISCOUNTED PAYOUT, YRS.	0.00	10.00	1.348
NET RES., MB & MMF	0.016	0.127	UNDISCOUNTED NET/INVEST.	0.00	12.00	1.347
NET REVENUE, M$	1.237	0.572	DISCOUNTED NET/INVEST.	0.00	15.00	1.346
INITIAL PRICE, $	76.888	4.494	RATE!OF!RETURN, PCT.	100.00	20.00	1.343
INITIAL N.I., PCT.	6.935	6.935	INITIAL W.I., PCT.	9.500	30.00	1.339
					50.00	1.331
					100.00	1.315

BAYOU CITY EXPLORATION, INC.
SOUTH TEXAS PROJECT
TOTAL PDP RESERVES

DATE : 01/09/2011
TIME : 16:00:41
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2011

!!END!! MO!YEAR !!!!!!!	GROSS OIL PRODUCTION !!!MBBLS!!!	GROSS GAS PRODUCTION !!!!MMCF!!!	NET OIL PRODUCTION !!!MBBLS!!!	NET GAS PRODUCTION !!!!MMCF!!!	NET OIL PRICE !!!$/BBL!!!	NET GAS PRICE !!!$/MCF!!!	NET OIL SALES !!!!!M$!!!!	NET GAS SALES !!!!!M$!!!!	TOTAL NET SALES !!!!!M$!!!!
12!2011	8.032	41.601	0.559	2.470	76.231	4.174	42.579	10.310	52.888
12!2012	2.894	0.000	0.201	0.000	76.332	0.000	15.377	0.000	15.377
12!2013									
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	10.926	41.601	0.760	2.470	76.258	4.174	57.955	10.310	68.265
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	10.926	41.601	0.760	2.470	76.258	4.174	57.955	10.310	68.265

!!END!! MO!YEAR !!!!!!!	AD VALOREM TAX !!!!!M$!!!!	PRODUCTION TAX !!!!!M$!!!!	DIRECT OPER EXPENSE !!!!!M$!!!!	INTEREST PAID !!!!!M$!!!!	CAPITAL REPAYMENT !!!!!M$!!!!	EQUITY INVESTMENT !!!!!M$!!!!	FUTURE NET CASHFLOW !!!!!M$!!!!	CUMULATIVE CASHFLOW !!!!!M$!!!!	CUM. DISC. CASHFLOW !!!!!M$!!!!
12!2011	1.505	2.732	18.539	0.000	0.000	0.000	30.113	30.113	29.424
12!2012	0.440	0.707	11.884	0.000	0.000	0.000	2.345	32.458	31.507
12!2013									
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	1.945	3.439	30.423	0.000	0.000	0.000	32.458	32.458	31.507
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	32.458	31.507
TOTAL	1.945	3.439	30.423	0.000	0.000	0.000	32.458	32.458	31.507

	OIL !!!!!!!!!	GAS !!!!!!!!!			P.W. % !!!!!!	P.W., M$!!!!!!!!
GROSS WELLS	1.0	4.0	LIFE, YRS.	1.75	5.00	31.963
GROSS ULT., MB & MMF	23.797	408.678	DISCOUNT %	10.00	8.00	31.685
GROSS CUM., MB & MMF	12.871	367.077	UNDISCOUNTED PAYOUT, YRS.	0.00	9.00	31.595
GROSS RES., MB & MMF	10.926	41.601	DISCOUNTED PAYOUT, YRS.	0.00	10.00	31.507
NET RES., MB & MMF	0.760	2.470	UNDISCOUNTED NET/INVEST.	0.00	12.00	31.334
NET REVENUE, M$	57.955	10.310	DISCOUNTED NET/INVEST.	0.00	15.00	31.085
INITIAL PRICE, $	76.052	4.268	RATE!OF!RETURN, PCT.	100.00	20.00	30.694
INITIAL N.I., PCT.	6.958	6.023	INITIAL W.I., PCT.	9.275	30.00	29.988
					50.00	28.820
					100.00	26.779

CHAPMAN 75!1
3100' SAND
RESERVE CATEGORY = PDNP (BP)

DATE : 01/09/2011
TIME : 16:00:41
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2011

!!END!! MO!YEAR !!!!!!!	GROSS OIL PRODUCTION !!MBBLS!!!	GROSS GAS PRODUCTION !!!!MMCF!!!	NET OIL PRODUCTION !!MBBLS!!!	NET GAS PRODUCTION !!!!MMCF!!!	NET OIL PRICE !!!$/BBL!!!	NET GAS PRICE !!!$/MCF!!!	NET OIL SALES !!!!!M$!!!!	NET GAS SALES !!!!!M$!!!!	TOTAL NET SALES !!!!!M$!!!!
12!2011	0.000	8.635	0.000	0.504	0.000	4.139	0.000	2.087	2.087
12!2012	0.000	53.989	0.000	3.153	0.000	4.139	0.000	13.050	13.050
12!2013	0.000	11.330	0.000	0.662	0.000	4.139	0.000	2.739	2.739
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	0.000	73.953	0.000	4.319	0.000	4.139	0.000	17.876	17.876
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.000	73.953	0.000	4.319	0.000	4.139	0.000	17.876	17.876

!!END!! MO!YEAR !!!!!!!	AD VALOREM TAX !!!!!M$!!!!	PRODUCTION TAX !!!!!M$!!!!	DIRECT OPER EXPENSE !!!!!M$!!!!	INTEREST PAID !!!!!M$!!!!	CAPITAL REPAYMENT !!!!!M$!!!!	EQUITY INVESTMENT !!!!!M$!!!!	FUTURE NET CASHFLOW !!!!!M$!!!!	CUMULATIVE CASHFLOW !!!!!M$!!!!	CUM. DISC. CASHFLOW !!!!!M$!!!!
12!2011	0.058	0.157	0.192	0.000	0.000	0.480	1.201	1.201	1.091
12!2012	0.362	0.979	2.299	0.000	0.000	0.000	9.410	10.611	9.355
12!2013	0.076	0.205	1.533	0.000	0.000	0.000	0.924	11.536	10.104
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	0.496	1.341	4.024	0.000	0.000	0.480	11.536	11.536	10.104
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	11.536	10.104
TOTAL	0.496	1.341	4.024	0.000	0.000	0.480	11.536	11.536	10.104

	OIL !!!!!!!!!	GAS !!!!!!!!!			P.W. % !!!!!!	P.W., M$!!!!!!!!
GROSS WELLS	0.0	1.0	LIFE, YRS.	2.67	5.00	10.778
GROSS ULT., MB & MMF	0.000	73.953	DISCOUNT %	10.00	8.00	10.364
GROSS CUM., MB & MMF	0.000	0.000	UNDISCOUNTED PAYOUT, YRS.	0.29	9.00	10.233
GROSS RES., MB & MMF	0.000	73.953	DISCOUNTED PAYOUT, YRS.	0.29	10.00	10.104
NET RES., MB & MMF	0.000	4.319	UNDISCOUNTED NET/INVEST.	25.03	12.00	9.856
NET REVENUE, M$	0.000	17.876	DISCOUNTED NET/INVEST.	23.79	15.00	9.502
INITIAL PRICE, $	0.000	4.139	RATE!OF!RETURN, PCT.	100.00	20.00	8.962
INITIAL N.I., PCT.	0.000	5.840	INITIAL W.I., PCT.	8.000	30.00	8.032
					50.00	6.615
					100.00	4.508

BAYOU CITY EXPLORATION, INC.
SOUTH TEXAS PROJECT
TOTAL PDNP (BP) RESERVES

DATE : 01/09/2011
TIME : 16:00:41
DBS :
TEXAMER SETTINGS
: TARH SCENARIO
: BR2010

R E S E R V E S A N D E C O N O M I C S

AS OF DATE:
01/2011

!!END!! MO!YEAR	GROSS OIL PRODUCTION	GROSS GAS PRODUCTION	NET OIL PRODUCTION	NET GAS PRODUCTION	NET OIL PRICE	NET GAS PRICE	NET OIL SALES	NET GAS SALES	TOTAL NET SALES
!!!!!!!	!!!MBBLS!!!	!!!!MMCF!!!	!!!MBBLS!!!	!!!!MMCF!!!	!!!$/BBL!!!	!!!$/MCF!!!	!!!!!M$!!!!	!!!!!M$!!!!	!!!!!M$!!!!
12!2011	0.000	8.635	0.000	0.504	0.000	4.139	0.000	2.087	2.087
12!2012	0.000	53.989	0.000	3.153	0.000	4.139	0.000	13.050	13.050
12!2013	0.000	11.330	0.000	0.662	0.000	4.139	0.000	2.739	2.739
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	0.000	73.953	0.000	4.319	0.000	4.139	0.000	17.876	17.876
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.000	73.953	0.000	4.319	0.000	4.139	0.000	17.876	17.876

!!END!! MO!YEAR	AD VALOREM TAX	PRODUCTION TAX	DIRECT OPER EXPENSE	INTEREST PAID	CAPITAL REPAYMENT	EQUITY INVESTMENT	FUTURE NET CASHFLOW	CUMULATIVE CASHFLOW	CUM. DISC. CASHFLOW
!!!!!!!	!!!!!M$!!!!	!!!!!M$!!!!	!!!!!M$!!!!	!!!!!M$!!!!	!!!!!M$!!!!	!!!!!M$!!!!	!!!!!M$!!!!	!!!!!M$!!!!	!!!!!M$!!!!
12!2011	0.058	0.157	0.192	0.000	0.000	0.480	1.201	1.201	1.091
12!2012	0.362	0.979	2.299	0.000	0.000	0.000	9.410	10.611	9.355
12!2013	0.076	0.205	1.533	0.000	0.000	0.000	0.924	11.536	10.104
12!2014									
12!2015									
12!2016									
12!2017									
12!2018									
12!2019									
12!2020									
12!2021									
12!2022									
12!2023									
12!2024									
12!2025									
S TOT	0.496	1.341	4.024	0.000	0.000	0.480	11.536	11.536	10.104
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	11.536	10.104
TOTAL	0.496	1.341	4.024	0.000	0.000	0.480	11.536	11.536	10.104

	OIL	GAS			P.W. %	P.W., M$
	!!!!!!!!	!!!!!!!!			!!!!!!	!!!!!!!
GROSS WELLS	0.0	1.0	LIFE, YRS.	2.67	5.00	10.778
GROSS ULT., MB & MMF	0.000	73.953	DISCOUNT %	10.00	8.00	10.364
GROSS CUM., MB & MMF	0.000	0.000	UNDISCOUNTED PAYOUT, YRS.	0.29	9.00	10.233
GROSS RES., MB & MMF	0.000	73.953	DISCOUNTED PAYOUT, YRS.	0.29	10.00	10.104
NET RES., MB & MMF	0.000	4.319	UNDISCOUNTED NET/INVEST.	25.03	12.00	9.856
NET REVENUE, M$	0.000	17.876	DISCOUNTED NET/INVEST.	23.79	15.00	9.502
INITIAL PRICE, $	0.000	4.139	RATE!OF!RETURN, PCT.	100.00	20.00	8.962
INITIAL N.I., PCT.	0.000	5.840	INITIAL W.I., PCT.	8.000	30.00	8.032
					50.00	6.615
					100.00	4.508